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                                                                   EXHIBIT 10.62





                      FIFTH AMENDMENT TO CREDIT AGREEMENT



         This fifth amendment to credit agreement ("Amendment") is made and entered into as of June 25, 1996, by and between U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, a national banking association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                               R E C I T A L S :

         A. On or about March 22, 1995, U. S. Bank and Borrower entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U. S. Bank agreed to extend certain credit facilities to Borrower on the terms and conditions set forth therein. On or about August 17, 1995, U. S. Bank and Borrower entered into that certain first amendment to credit agreement. On or about December 15, 1995, U. S. Bank and Borrower entered into that certain second amendment to credit agreement. On or about February 13, 1996, U. S. Bank and Borrower entered into that certain third amendment to Credit Agreement. On or about March 15, 1996, U. S. Bank and Borrower entered into that certain fourth amendment to credit agreement.

         B. Borrower has requested U.S. Bank to (1) increase the commitment under the Revolving Loan, (2) increase the commitment under the Acquisition Loan, (3) increase the commitment under the Equipment Line, (4) waive Borrower's default under the working capital covenant set forth in the Credit Agreement, (5) change the payment dates for the Term Loan and the Equipment Loans, and (6) make certain other modifications to the financial covenants set forth in the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's requests.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                            ARTICLE I.  DEFINITIONS

                 1.1 Definitions. As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires. Article I of the Credit Agreement is modified to add or amend the definition of the terms set forth below:

                 "Third Amendment" has the meaning set forth in Section 5.1 hereof.
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                 "Working Capital" means Borrower's current assets, less
Borrower's current liabilities. For purposes of this definition, Borrower's current liabilities include all amounts outstanding under the Revolving Loan, but exclude all amounts outstanding under the Acquisition Loan and current portion of long-term debt.

                             ARTICLE II.  AMENDMENT

The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

                          ARTICLE III.  REVOLVING LOAN

                 3.1 Increase in Revolving Loan Commitment. Sections 2.1 and 2.10(a) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

                 2.1 Loan Commitment. Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make Fundings to Borrower from time to time during the period ending March 22, 1997 ("Commitment Period"), but such Fundings (together with any outstanding Letters of Credit) shall not exceed, in the aggregate principal amount at any one time outstanding, $11,000,000 (the "Revolving Loan").

                 2.10     Letters of Credit.

                 (a) Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will issue standby and commercial letters of credit (the "Letters of Credit") for the benefit of Borrower, HSC, and HSI in forms acceptable to U. S. Bank from time to time during the Commitment Period. The expiration date of any Letter of Credit shall not extend beyond the Commitment Period. The maximum aggregate amount of outstanding Letters of Credit shall not exceed, at any one time, $1,500,000. The maximum aggregate amount of outstanding Letters of Credit plus the aggregate outstanding amount of principal and interest on the Revolving Loan shall not exceed, at any one time, $11,000,000.





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                 3.2      Renewal Revolving Note.  Concurrently with the
execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as Exhibit A ("Renewal Revolving Note"), which shall be in substitution for, but not in payment of, the Revolving Note and all previous renewals thereof, which shall be marked "renewed" and retained by U. S. Bank until the Revolving Loan is repaid in full.

                 3.3 Borrowing Base. Section 2.9(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                 2.9      Borrowing Base.

                 (a) The outstanding balance of principal and interest on the Revolving Loan (including outstanding Letters of Credit) shall at no time exceed an amount equal to:

                 (i)      80 percent of Eligible Accounts Receivable, plus

                 (ii) 50 percent of Eligible Inventory; provided that the maximum advance based upon Eligible Inventory shall not exceed $3,500,000

("Borrowing Base").

                 3.4 Revolving Loan Fee. Concurrently with the execution of this Amendment, Borrower shall pay U. S. Bank a nonrefundable fee for the increase of the Revolving Loan commitment in the amount of $2,500.

                             ARTICLE IV.  TERM LOAN

                 Section 3.5(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                 (b) Borrower shall make consecutive, quarterly principal payments on the Term Loan to U. S. Bank, each in the amount of $230,769.23. Commencing March 31, 1996, such payments shall be made on the last day of each calendar quarter. The payment due February 28, 1996, shall be payable on March 31, 1996.

                           ARTICLE V.  EQUIPMENT LINE

                 5.1 Increase in Equipment Line. Section 4.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:





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                 4.1      Equipment Line Commitment.  Subject to and upon the
         terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make available to Borrower a $1,500,000 revolving equipment line of credit during the period ending March 22, 1997 ("Equipment Line"). Each individual Funding under the Equipment Line shall constitute a separate loan ("Equipment Loan"). The aggregate principal amount of all Equipment Loans shall not exceed at any one time outstanding $1,500,000. Borrower may borrower, repay, and reborrow hereunder either the full amount of the Equipment Line or any lesser sum.

                 5.2 Repayment. Section 4.5(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                 (b) Borrower shall make consecutive, quarterly principal payments on each of the Equipment Loans to U. S. Bank, each in an amount equal to 1/20th of the initial principal amount of each such Equipment Loan. Commencing March 31, 1996, such payments shall be made on the last day of each calendar quarter. The payments due February 28, 1996, shall be payable on March 31, 1996.

                         ARTICLE VI.  ACQUISITION LOAN

                 6.1 Increase in Acquisition Loan Commitment. Section 4.1 of the third amendment to Credit Agreement dated February 13, 1996, entered into between U. S. Bank and Borrower ("Third Amendment"), is hereby deleted in its entirety and replaced with the following:

                 4.1 Commitment. Subject to and upon the terms and conditions set forth herein, and in reliance upon the representations, warranties, and covenants of Borrower contained herein or in the Credit Agreement or made pursuant hereto or pursuant to the Credit Agreement, U. S. Bank will lend to Borrower $5,000,000 on a term loan basis ("Acquisition Loan"). The Acquisition Loan is not a revolving loan.

                 6.2 Use of Proceeds. Section 4.2 of the Third Amendment is amended to provide that Borrower may use the additional $1,000,000 of the proceeds of the Acquisition Loan for working capital.

                 6.3 Renewal Acquisition Note. Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as Exhibit B ("Renewal Acquisition





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Note"), which shall be in substitution for, but not in payment of the
Acquisition Note and all previous renewals thereof, which shall be marked "renewed" and retained by U. S. Bank until the Acquisition Loan is repaid in full.

                 6.4 Repayment. Section 4.5(b) of the Third Amendment is hereby deleted in its entirety and replaced with the following, and accordingly, the $700,000 Acquisition Loan principal reduction payment that was due May 31, 1996, is deferred in accordance with the following:

                 (b) On the earlier of the date that is seven Business Days after the closing of Borrower's initial public offering of stock or September 30, 1996, Borrower shall make an Acquisition Loan principal reduction payment to U. S. Bank in the amount of $700,000; provided, however, that such principal payment must be from (i) capital contributions to Borrower, or (ii) debt subordinate to Borrower's Indebtedness to U. S. Bank pursuant to a subordination agreement approved in writing my U. S. Bank.

                 6.5 Acquisition Loan Fees. Section 4.7 of the Third Amendment is hereby deleted in its entirety and replaced with the following:

                 4.7      Acquisition Loan Fees.

                 (a) In connection with the original $4,000,000 Acquisition Loan, Borrower paid to U. S. Bank a fee in the amount of $40,000, and shall pay U. S. Bank additional loan fees of (i) $40,000 on June 30, 1996, (ii) on September 30, 1996, an amount equal to 1 percent of the outstanding principal balance of the Acquisition Loan (up to a maximum of $4,000,000) on such date, if any, and (iii) $200,000 on December 31, 1996, irrespective of whether there is any amount outstanding on the Acquisition Loan on such date.

                 (b) In connection with the $1,000,000 increase in the Acquisition Loan provided for in this Amendment, Borrower shall pay to
         U. S. Bank loan fees of (i) $10,000 concurrently with the execution of this Amendment, (ii) $10,000 on September 30, 1996, irrespective of whether there is any amount outstanding on the Acquisition Loan on such date, and (iii) on December 31, 1996, an amount equal to (a) $11,875 in the event that the outstanding principal balance of the Acquisition Loan is reduced to $4,000,000 or less subsequent to the date that U. S. Bank advances the $1,000,000 increase in the Acquisition Loan, but prior to December 31, 1996, or (b) $23,750 in the event that the outstanding principal balance of the Acquisition Loan is greater than $4,000,000 as of the close of business on December 30, 1996.





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                 (c)      In connection with the $700,000 principal reduction
         payment deferral provided for in Section 6.4 of this Amendment, Borrower shall pay U. S. Bank an extension fee in the amount of $7,000 concurrently with the execution of this Amendment.

                            ARTICLE VII.  COVENANTS

                 7.1 Waiver of Default. Borrower's prior violation of the Working Capital covenant set forth in Section 8.17 of the Credit Agreement is hereby waived through June 29, 1996. U. S. Bank's waiver is expressly limited to Borrower's violation specified in this Section 6.1 and is not applicable to any other covenants contained in the Credit Agreement or any other Loan Documents.

                 7.2 Modification of Working Capital. Section 8.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                 8.17 Working Capital. Effective as of June 30, 1996, as of the last day of each fiscal quarter of Borrower, permit Working Capital to be less than $2,000,000.

                      ARTICLE VIII.  CONDITIONS PRECEDENT

U. S. Bank shall not be required to advance Funding under the Revolving Loan, the Acquisition Loan, or any Equipment Loan unless and until the following conditions have been fulfilled to the satisfaction of U. S. Bank:

                 (a) U. S. Bank shall have received this Amendment, the Renewal Revolving Note, and the Renewal Acquisition Note, duly executed and delivered by the parties thereto.

                 (b) Borrower shall have paid U. S. Bank the loan fees required by the terms of this Amendment.

                 (c) No Default or Event of Default shall exist under the Credit Agreement, and after having given effect to the requested Funding, no Default or Event of Default shall exist.

                        ARTICLE IX.  GENERAL PROVISIONS

                 9.1 Representations and Warranties. Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in





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connection therewith, are true and correct as of the date of this Amendment.
Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

                 9.2 Security. The Security Agreement, the Pledge Agreement, the financing statements, and all other Loan Documents, whether creating, evidencing, or perfecting U. S. Bank's security interest in the Collateral, remain in full force and effect, secure the payment and performance of the Loans and are enforceable without defense, offset, or counterclaim.

                 9.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

                 9.4 Statutory Notice. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                       GARGOYLES, INC., a Washington
                                       corporation

                                       By    /s/   Steven R. Kingma

                                       Title    VP-CFO

                                       U. S. BANK OF WASHINGTON,
                                       NATIONAL ASSOCIATION

                                       By   /s/  Gerald L. Sorensen
                                       Title   SVP





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By execution of this Amendment, Trillium Corporation, Trillium Investors II,
L.L.C., H.S.C., Inc., and H.S.I., a California corporation, each hereby consents to the provisions set forth in this Amendment and reaffirms its respective obligations under all guaranties, pledge agreements, third-party pledge agreements, and security agreements signed by it in connection with the Credit Agreement.



                                    TRILLIUM CORPORATION,
                                    a Washington corporation

                                    By    /s/  Timothy C. Potts
                                       --------------------------
                                    Title     Sr. VP Finance
                                          -----------------------
                                    TRILLIUM INVESTORS II, L.L.C.

                                    By   /s/  Timothy C. Potts
                                       --------------------------
                                    Title:  Member

                                    H.S.C., INC.

                                    By    /s/  Steven R. Kingma
                                       --------------------------
                                    Title   Sec./Treas.
                                         ------------------------

                                    H.S.I., a California corporation

                                    By   /s/  Steven R. Kingma
                                       --------------------------
                                    Title   Sec./Treas.
                                         ------------------------






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